UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2025

Carlyle Credit Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York	10017
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Amendments to Charter to Effect Class Name Change and Articles Supplementary to Reclassify Shares of Common Stock

On December 23, 2025, Carlyle Credit Solutions, Inc., a Maryland corporation (the “Company”), filed Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland (“SDAT”) to (i) rename and redesignate the authorized shares of the Company’s common stock, $0.01 par value per share, as Class I Common Stock, $0.01 par value per share (the “Class I Common Stock”), and (ii) increase the total number of the Company’s authorized shares of common stock, $0.01 par value per share, from 200,000,000 to 300,000,000. The Articles of Amendment became effective on December 23, 2025.

Also on December 23, 2025, the Company filed with SDAT Articles Supplementary (the “Class S Articles Supplementary”) to its charter, pursuant to which the Company reclassified and redesignated 50,000,000 shares of Class I Common Stock as shares of Class S Common Stock, $0.01 par value per share, and Articles Supplementary (the “Class D Articles Supplementary”) to its charter, pursuant to which the Company reclassified and redesignated 50,000,000 shares of Class I Common Stock as shares of Class D Common Stock, $0.01 par value per share. The Class S Articles Supplementary and Class D Articles Supplementary became effective on December 23, 2025, immediately after the effectiveness of the Articles of Amendment.

The foregoing summary is qualified in its entirety by reference to the full text of the Articles of Amendment, the Class S Articles Supplementary and the Class D Articles Supplementary, which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits:

Exhibit Number	Description

3.1	Articles of Amendment, effective December 23, 2025.

3.2	Class S Articles Supplementary, effective December 23, 2025.

3.3	Class D Articles Supplementary, effective December 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: December 23, 2025